UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 8, 2008

THE DIRECTV GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31945	52-1106564
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Grants and Awards

On February 8, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The DIRECTV Group, Inc. (the “Company”) approved 2008 base salaries for the Company’s named executive officers, cash bonuses for 2007 pursuant to the Company’s Amended and Restated Executive Officer Cash Bonus Plan (“Bonus Plan”), vesting and issuance of shares of the Company’s common stock pursuant to prior performance-based restricted stock units or RSUs granted in 2004 to the Chief Executive Officer for the performance period 2004-2007 and in 2005 to the other named executive officers for the performance period 2005-2007 pursuant to the Company’s Amended and Restated 2004 Stock Plan (“2004 Stock Plan”) and grants to such other named executive officers of performance-based RSUs for the performance period 2008-2010 pursuant to the 2004 Stock Plan, as follows:

Name and Position of Executive Officer with the Company	Base Salary for 2008	Cash Bonus for 2007	Shares To Be Issued Pursuant to 2004 RSU Award	Shares To Be Issued Pursuant to 2005 RSU Award	Restricted Stock Unit Grant for 2008

Chase Carey - President and Chief Executive Officer	$2,304,000	$4,200,000	1,300,000	N/A	(1)

Bruce Churchill - President - New Enterprises and DIRECTV Latin America, LLC	$1,142,000	$1,350,000	(2)	47,220	60,000

Michael Palkovic – Executive Vice President - Operations	$800,000	$625,000	(2)	31,480	55,000

Larry Hunter Executive Vice President, Legal, Administration and Human Resources, General Counsel and Secretary	$779,000	$625,000	(2)	39,350	55,000

Patrick Doyle - Senior Vice President and Chief Financial Officer	$500,000	$325,000	(2)	23,610	30,000
(1)
In August 2007, Mr. Carey received a performance-based restricted stock unit award for the performance period 2008-2010, and a stock option award, which are described in Exhibits 10.2 and 10.3 to Form 8-K of The DIRECTV Group, Inc. filed August 14, 2007 (the “August 14, 2007 8K”).  No additional stock grants, restricted stock units or stock options are presently anticipated to be awarded to Mr. Carey through the term of his current Employment Agreement, which expires December 31, 2010 and which is attached as Exhibit 10.1 to the August 14, 2007 8K.

(2)
Shares issued pursuant to the 2004 restricted stock unit awards for each executive officer other than Mr. Carey had a three-year performance period and were issued to each executive officer in 2007 as previously disclosed in Form 8-K of The DIRECTV Group, Inc. filed February 12, 2007.

In establishing the cash bonus payment to each executive officer, the Compensation Committee first determined and certified, pursuant to the terms of the Bonus Plan, that the performance target for 2007 was satisfied, so that the Company could have paid the maximum bonus under the Bonus Plan of $5 million to the Chief Executive Officer and two times base salary for each other named executive officer.  The Compensation Committee exercised its discretion in establishing the amounts of individual bonus awards for each executive officer with each final bonus for 2007 being less than the maximum.  The Compensation Committee took into consideration, among other things, each individual’s performance, the financial and operating performance of the Company, and stock price performance in 2007.

With respect to the performance goals for RSUs granted to all the named executive officers in 2005 (other than the Chief Executive Officer), the Compensation Committee determined that, for the final year of the 2005-2007 three-year performance period, the Company, in the aggregate, fell short of the annual performance targets established by the Compensation Committee in 2005 (0.502, where 1.000 means attaining target level performance).  This was averaged with the previously established annual performance factors in 2005 (1.020) and 2006 (0.838) for an overall performance equal to 0.787 for the 2005-2007 period.  The 0.787 performance factor was multiplied by the number of 2005-2007 RSUs granted to each such named executive officer to determine the number of RSUs that would be converted one-for-one to shares of DIRECTV common stock and issued to each such officer.

With respect to the performance goals for RSUs granted in 2006 to executive officers (other than the Chief Executive Officer), the Compensation Committee determined the results of four of the five performance factors  for the second year of the 2006-2008 three-year performance period: net annual subscriber growth, average annual subscriber churn, average annual ARPU growth and average annual SAC.  ARPU means average monthly revenue per subscriber and SAC means subscriber acquisition cost per subscriber.  ARPU exceeded target while net annual subscriber growth, average annual subscriber churn and SAC fell short of target.  The fifth performance factor, average annual margin improvement, will be measured based on performance comparing margin for the year ended December 31, 2005 to margin for the year ending December 31, 2008.  In each case, to determine the final adjustment factor, the Compensation Committee has reserved discretion to reduce payments or otherwise adjust downward restricted stock unit awards in accordance with the 2004 Stock Plan, and in no event may the final adjustment factor for the entire performance period exceed 1.000.

With respect to the performance goals for RSUs granted in 2007 to named executive officers (other than the Chief Executive Officer), the Compensation Committee determined, for the first year of the 2007-2009 three-year performance period, the results of the three performance factors: annual cash flow growth before interest and taxes or CFBIT, annual growth in operating profit before depreciation and amortization or OPBDA and annual revenue growth.  Annual OPBDA growth and annual revenue growth exceeded target, while annual CFBIT growth fell short of target.  After applying the applicable weighting factor to the three performance factors, overall average performance for 2007 exceeded target (1.070).  This amount will be averaged with the overall average performance for 2008 and 2009 to determine the final 2007-2009 adjustment factor.  In each case, to determine the final adjustment factor, the Compensation Committee has reserved discretion to reduce payments or otherwise adjust downward restricted stock unit awards in accordance with the 2004 Stock Plan, and in no event may the final adjustment factor for the entire performance period exceed 1.200.

With respect to the RSUs granted to the Chief Executive Officer in 2004 for the performance period 2004-2007, the performance for 2004-2006 was determined by the Committee in August 2007 as 1.254 for the first three years of the performance period as described in more detail in the August 14, 2007 8K.  The 2007 annual performance factor was 0.572.  The final adjustment factor is the sum of (a) the 1.254 adjustment factor for the first three years’ performance period weighted 75%, to reflect the fact that it represents 3/4th of such performance period, or 0.9405, and (b) the 0.572 adjustment factor for 2007 weighted 25% or 0.1430.  This resulted in a total performance factor of 1.0835.  Because the final adjustment factor applied to the Chief Executive Officer’s 2004 RSU award cannot exceed 1.000, the Compensation Committee applied the factor of 1.000 and awarded Mr. Carey the entire grant of 1,300,000 shares.

The Compensation Committee established performance goals under the 2004 Stock Plan for the RSUs awarded to named executive officers (other than the Chief Executive Officer), for 2008, with the same performance factors as the 2007-2009 grants: annual CFBIT growth, annual OPBDA growth and annual revenue growth over the three-year period from January 1, 2008 through December 31, 2010.  A copy of the summary terms and conditions for the 2008 RSU grants is attached to this report as Exhibit 10.1.  The Compensation Committee also established the performance target for determination of the maximum tax-deductible amount payable to any executive officer in calendar year 2008 under the Bonus Plan, which is to be based on CFBIT.  A copy of the summary terms and conditions for the 2008 Bonus is attached to this report as Exhibit 10.2.

The description of each document in this report, including the Bonus Plan and 2004 Stock Plan, previously filed with the SEC on April 27, 2007 as exhibits to the Company’s Definitive Proxy Statement on Schedule 14A, is qualified in its entirety by reference to the applicable document, which is included herein by reference.

ITEM 9.01             Financial Statements and Exhibits
(d)	Exhibits.

10.1	Summary Terms – 2008 Restricted Stock Unit Grants
10.2	Summary Terms – 2008 Bonus

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.
(Registrant)

Date: February 14, 2008	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President, Legal, Administration and Human Resources, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Exhibit

10.1	Summary Terms – 2008 Restricted Stock Unit Grants
10.2	Summary Terms – 2008 Bonus